UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2025

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Roosevelt Boulevard North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Jabil Inc. (“Jabil” or the “Company”) was held on January 23, 2025. Set forth below are the voting results for the five proposals contained within our Proxy Statement dated December 12, 2024, and presented for stockholder vote at such meeting:

1.

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	NON-VOTE
Anousheh Ansari	86,185,792	4,934,234	80,435	8,835,572
Michael Dastoor	89,960,851	1,183,402	56,208	8,835,572
Christopher S. Holland	90,161,242	975,355	63,864	8,835,572
Mark T. Mondello	88,112,629	3,016,730	71,102	8,835,572
John C. Plant	55,169,103	35,940,253	91,105	8,835,572
Steven A. Raymund	55,496,687	35,524,809	178,965	8,835,572
James Siminoff	90,310,991	818,578	70,892	8,835,572
N. V. “Tiger” Tyagarajan	85,744,796	5,374,191	81,474	8,835,572
Kathleen A. Walters	85,961,162	5,143,149	96,150	8,835,572

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025, was ratified by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
97,683,281	2,255,928	96,824	—

3.	The Company’s executive compensation was approved (on an advisory basis) by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
65,771,241	25,311,277	117,943	8,835,572

4.	The stockholder proposal entitled “Shareholder Opportunity to Vote on Excessive Golden Parachutes” was not approved by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
4,625,589	86,377,730	197,142	8,835,572

5.	The stockholder proposal entitled “Director Election Resignation Governance Guideline” was not approved by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
23,399,663	67,533,841	266,957	8,835,572

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.
(Registrant)

January 28, 2025	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming
Vice President, Senior Deputy General Counsel & Corporate Secretary